Dreyfus Yield  Advantage Fund

      SEMIANNUAL REPORT January 31, 2002


The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            11   Statement of Financial Futures

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            15   Financial Highlights

                            16   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                   Back Cover

                                                                        The Fund

                                                                   Dreyfus Yield
                                                                  Advantage Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for Dreyfus Yield Advantage Fund, covering the period from its inception on November 15, 2001 through January 31, 2002. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with Michael Hoeh, portfolio manager and a member of the Dreyfus Taxable Fixed Income Team that manages the fund.

One of America's longest periods of economic expansion came to an end during the reporting period, and bonds generally benefited from the Federal Reserve Board's efforts to reinvigorate an ailing economy. Short-term interest rates fell to their lowest levels in 40 years, helping to boost most bond prices. While corporate bonds also generally benefited from lower interest rates, their performance was constrained by credit concerns arising from the bankruptcies and accounting scandals affecting a small number of high-profile companies.

The importance of diversification was underscored by the bond market's strong returns, which helped cushion the equity market's decline for investors who allocated their investments among different asset classes. Perhaps most significant, market conditions during the reporting period affirmed the value of objective advice from an experienced financial advisor who understands your current needs, long-term goals and attitude toward risk.

With bond yields currently at historically low levels, a repeat of the reporting period' s bond market performance seems unlikely. Nonetheless, investment opportunities may abound. Signs of economic recovery have emerged and the equity market has recently rallied. While we can't guarantee that these encouraging trends will continue, we do believe that the straightest path to financial security in any market environment is one that includes a long-term perspective, broad diversification and professional advice from a trusted advisor.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
February 15, 2002


DISCUSSION OF FUND PERFORMANCE

Michael Hoeh, Portfolio Manager Dreyfus Taxable Fixed Income Team

How did Dreyfus Yield Advantage Fund perform during the period?

Between its inception on November 15, 2001 and the end of its semiannual reporting period on January 31, 2002, the fund achieved a total return of 1.19% ..(1)

We attribute the fund's positive overall performance during the reporting period to its holdings of high quality corporate securities, which generally provided higher yields than U.S. Treasury bills and notes.

What is the fund's investment approach?

The fund seeks as high a level of current income as is consistent with the preservation of capital. To pursue its goal, the fund invests all of its assets in investment-grade fixed-income securities, which may include U.S. government bonds and notes, corporate bonds, asset-backed securities and mortgage-related securities.

To help reduce share price fluctuations, we try to keep the fund's average effective duration -- a measure of sensitivity to changing interest rates -- at one year or less. Although we expect the fund's average effective duration and its average effective maturity -- the amount of time until the fund's holdings mature or are redeemed, on average -- to follow one another closely, we may invest in securities with effective final maturities of any length.

When choosing securities for the fund, we first analyze a multitude of factors in various fixed-income market sectors. We then decide how to allocate the fund's assets across these sectors and in which securities to invest.

                                                                        The Fund

DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

Although the fund began operations on November 15, 2001, its performance was affected by economic trends that began to develop about one year earlier. Responding to signs of an economic slowdown in the closing months of 2000, the Federal Reserve Board (the "Fed" ) began to take steps to stimulate renewed economic growth. All told, the Fed reduced short-term interest rates by 4.75 percentage points in 11 separate moves during 2001.

As a result, yields of short-term bonds were near historical lows when the fund began operations. U.S. Treasury securities ranked among the lowest yielding, primarily because of heightened investor demand for ultra-safe investments. While yields of corporate, mortgage-backed and asset-backed securities had also declined, they had not fallen as much as Treasury yields. In fact, the difference between the yields of Treasuries and corporate bonds -- known as the spread -- had widened beyond its average level.

Because of their relatively attractive yields, we established a substantial position in investment-grade corporate securities. Some of these were hard-hit in the wake of the high-profile bankruptcies of a small number of major corporations. In our view, securities issued by good companies were punished along with the bad, making high quality corporate bonds available at prices we considered compelling.

We also found good values in mortgage-backed securities, which had been hurt by a surge of refinancing activity among homeowners. However, as mortgage rates bottomed, we believed that refinancing activity would abate and securities prices would rise. In the meantime, their relatively high yields made them attractive income-oriented investments, in our view.

What is the fund's current strategy?

Although we expect the economy to recover, the process is likely to be long and slow. Nonetheless, recent scrutiny of accounting practices has caused many corporations to take steps toward improving their balance sheets. In our opinion, stronger balance sheets should be good for short-term corporate bonds.

Accordingly, we have continued to focus on high quality corporate bonds, which comprised 57% of the fund as of January 31, 2002. Mortgage-related securities accounted for 7% of the fund. Asset-backed securities comprised 20% of the fund. U.S. Treasury and agency securities represented 16% of the fund. The fund's average effective duration ended the reporting period at 0.75 years, its average effective maturity ended the reporting period at 0.99 years, and its average credit quality was AA-, well within the investment-grade range. Of course, we are prepared to change our strategies and the fund's composition as market conditions evolve.

Finally, we would like to remind you that Dreyfus Yield Advantage Fund is not a money market fund. Rather, it is a very short-term bond fund that seeks to produce higher yields than money market funds while preserving capital. Unlike a money market fund, which tries to maintain a stable $1 share price, fund shares are likely to gain or lose value over time.

February 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH JULY 31, 2002, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURN WOULD HAVE BEEN LOWER.

                                                                        The Fund

STATEMENT OF INVESTMENTS

January 31, 2002 (Unaudited)

STATEMENT OF INVESTMENTS

                                                                                              Principal
BONDS AND NOTES--84.0%                                                                        Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------

AIRCRAFT AND AEROSPACE--2.6%

Lockheed Martin,

   Notes, 6.75%, 2003                                                                           575,000                  595,964

Raytheon,

   Sr. Notes, 7.9%, 2003                                                                        500,000                  518,974

                                                                                                                       1,114,938

ASSET-BACKED CTFS.--20.5%

Advanta Mortgage Loan Trust:

   Ser. 1996-1, Cl. A6, 6.73%, 2023                                                             194,157                  198,315

   Ser. 2000-2, Cl. A2, 7.61%, 2015                                                             256,000                  264,452

BMW Vehicle Owner Trust,

   Ser. 2001-A, Cl. A2, 4.26%, 2003                                                             199,901                  201,541

Centex Home Equity,

   Ser. 2001-B, Cl. A2, 5.35%, 2022                                                             180,000                  183,206

Chase Funding Mortgage Loan,

   Ser. 1999-2, Cl. IA2, 6.86%, 2024                                                            472,521                  485,464

Conseco Finance Securitizations:

   Ser. 2000-1, Cl. A3, 7.3%, 2031                                                            1,800,000                1,854,756

   Ser. 2000-D, Cl. A3, 7.89%, 2018                                                             450,000                  467,541

EQCC Home Equity Loan Trust,

   Ser. 1998-1, Cl. A4F, 6.459%, 2021                                                           590,000                  604,088

Fingerhut Master Trust,

   Ser. 1998-2, Cl. A, 6.23%, 2007                                                            1,000,000                1,016,880

GMAC Mortgage Loan Trust,

   Ser. 2000-HE3, Cl. A2, 7.17%, 2015                                                           450,000                  460,200

Green Tree Home Improvement Loan,

   Ser. 1997-A, Cl. HEA6, 7.16%, 2028                                                           872,332                  893,165

IMC Home Equity Loan Trust,

   Ser. 1997-7, Cl. A5, 6.76%, 2020                                                             168,409                  171,491

Navistar Financial Owner Trust,

   Ser. 2001-A, Cl. B, 5.59%, 2008                                                              791,683                  814,728

NYCTL,

  Tax Lien Collateralized Bonds,

   Ser. 1999-1A, Cl. B, 6.45%, 2007                                                             227,416  (a)             229,406

Xerox Equipment Lease Owner Trust,

   Ser. 2001-1, Cl. A, 3.82%, 2008                                                            1,082,771  (a,b)         1,085,478

                                                                                                                       8,930,711

                                                                                              Principal

BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
-------------------------------------------------------------------------------------------------------------------------------

AUTOMOTIVE--9.7%

DaimlerChrysler N. A. Holding,

   Medium-Term Notes, Ser. B, 6.84%, 2002                                                     1,000,000                1,023,473

Ford Motor Credit Co.,

   Notes, 5.375%, 2002                                                                        1,125,000                1,138,158

GMAC,

   Notes, 7.125%, 2003                                                                        1,026,000                1,058,411

TRW,

   Sr. Notes, 6.5%, 2002                                                                      1,000,000                1,006,828

                                                                                                                       4,226,870

BANKING--2.1%

Capital One Financial,

   Sr. Notes, 6.375%, 2003                                                                      500,000                  505,534

MBNA,

   Sr. Notes, Ser. F, 3.645%, 2002                                                              400,000  (b)             399,500

                                                                                                                         905,034

CABLE/MEDIA--2.9%

Fox/Liberty Networks,

   Sr. Notes, 8.875%, 2007                                                                      865,000                  910,413

News America Holdings,

   Sr. Notes, 8.625%, 2003                                                                      350,000                  364,165

                                                                                                                       1,274,578

COMMERCIAL MORTGAGE PASS-THROUGH CTFS.--6.9%

Morgan Stanley Dean Witter Capital I,

   Ser. 2001-XLF, Cl. F, 3.807%, 2013                                                           600,000  (a,b)           594,000

Nationslink Funding,

   Ser. 1999-SL, Cl. A2, 6.096%, 2030                                                           208,268                  210,761

Nomura Depositor Trust,

   Ser. 1998-ST1, Cl. A5, 3.07%, 2034                                                           375,000  (a,b)           369,727

Sasco Floating Rate Commercial Mortgage,

   Ser. 2000-C2, Cl. K, 3.489%, 2003                                                          1,519,371  (a,b)         1,516,261

Ventas Specialty I,

   Ser. 2001-VENA, Cl. D, 3.79%, 2012                                                           300,000  (a,b)           299,918

                                                                                                                       2,990,667

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal

BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------

FINANCIAL SERVICES--1.8%

General Electric Capital,

   Medium-Term Notes, Ser. A, 6.75%, 2003                                                       125,000                  132,779

Textron Financial,

   Medium-Term Notes, Ser. E, 3.35%, 2003                                                       667,000  (b)             650,407

                                                                                                                         783,186

FOOD AND BEVERAGES--1.4%

Heinz (H.J.),

   Notes, 6.875%, 2003                                                                          600,000                  621,712

HEALTH CARE--1.4%

American Home Products,

   Notes, 5.875%, 2004                                                                          575,000                  597,727

INDUSTRIAL--.7%

Tyco International,

   Notes, 4.95%, 2003                                                                           300,000                  294,601

OIL AND GAS--1.8%

Petroleum-Geo Services,

   Notes, 2.56%, 2002                                                                           160,000  (b)             159,765

Tosco,

   First Mortgage, 8.25%, 2003                                                                  600,000                  635,194

                                                                                                                         794,959

PAPER PRODUCTS--2.4%

International Paper,

   Notes, 8%, 2003                                                                            1,000,000                1,055,280

REAL ESTATE INVESTMENT TRUST--2.6%

Developers Diversified Realty,

   Medium-Term Notes, 6.8%, 2002                                                                600,000                  611,518

Spieker Properties,

   Notes, 6.9%, 2004                                                                            500,000                  520,226

                                                                                                                       1,131,744

RETAIL--2.4%

Sears Roebuck Acceptance,

   Medium-Term Notes, Ser. III, 7.26%, 2003                                                   1,000,000                1,045,848

TELECOMMUNICATION--5.4%

TCI Communications,

   Sr. Notes, 6.375%, 2003                                                                    1,000,000                1,031,358


                                                                                              Principal

BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------

TELECOMMUNICATION (CONTINUED)

U.S. West Communciations,

   Notes, 6.375%, 2002                                                                          400,000                  405,136

WorldCom,

   Sr. Notes, 6.25%, 2003                                                                       902,000                  911,552

                                                                                                                       2,348,046

U.S. GOVERNMENT AGENCIES--5.3%

Federal Home Loan Banks,

   Notes, 5.125%, 9/15/2003                                                                     750,000                  775,523

Federal Home Loan Mortgage Corp.,

   Notes, 3.5%, 9/15/2003                                                                       750,000                  756,143

Federal National Mortgage Association,

   Notes, 3.125%, 11/15/2003                                                                    750,000                  750,239

                                                                                                                       2,281,905

U.S. GOVERNMENT AGENCIES/MORTGAGE-BACKED--11.5%

Federal Home Loan Mortgage Corp.,

  REMIC Trust, Gtd. Multiclass Mortgage Participation Ctfs.:

      Ser. 1492, Cl. H, 6.65%, 9/15/2021                                                        212,305                  214,180

      Ser. 1798, Cl. G, 6.5%, 11/15/2023                                                      2,000,000                2,030,368

      Ser. 2301, Cl. G, 6%, 12/15/2012                                                          275,960                  281,603

Federal National Mortgage Association,

  REMIC Trust, Gtd. Pass-Through Ctfs.:

      Ser. 1994-29, Cl. G, 6.5%, 2/25/2024                                                    1,117,808                1,125,699

      Ser. 2001-12, Cl. CS, 6.5%, 6/25/2027                                                   1,303,741                1,323,819

                                                                                                                       4,975,669

UTILITIES/GAS AND ELECTRIC--2.6%

Dominion Resources,

   Notes, 3.875%, 2004                                                                          600,000                  594,982

TXU Gas,

   Notes, 7.625%, 2002                                                                          500,000  (c)             513,669

                                                                                                                       1,108,651

TOTAL BONDS AND NOTES

   (cost $36,426,082)                                                                                                 36,482,126

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal

SHORT-TERM INVESTMENTS--18.1%                                                                 Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER--18.0%

Becton Dickinson,

   1.9%, 2/1/2002                                                                             1,950,000                1,950,000

Dow Chemical,

   1.93%, 2/1/2002                                                                            1,935,000                1,935,000

Morgan (J.P.) Chase & Co.,

   1.9%, 2/1/2002                                                                             1,950,000                1,950,000

UBS Finance Delaware,

   1.9%, 2/1/2002                                                                             2,000,000                2,000,000

                                                                                                                       7,835,000

U.S. GOVERNMENT--.1%

U.S. Treasury Bills:

   1.63%, 2/14/2002                                                                              10,000  (d)               9,994

   1.53%, 4/11/2002                                                                              20,000  (d)              19,936

                                                                                                                          29,930

TOTAL SHORT-TERM INVESTMENTS

   (cost $7,864,935)                                                                                                   7,864,930
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $44,291,017)                                                             102.1%               44,347,056

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (2.1%)                (926,257)

NET ASSETS                                                                                       100.0%               43,420,799

(A) SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF
1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION,
NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT JANUARY 31, 2002, THESE
SECURITIES AMOUNTED TO $4,094,790 OR 9.4% OF NET ASSETS.

(B)  VARIABLE RATE SECURITY--INTEREST RATE SUBJECT TO PERIODIC CHANGE.

(C) REFLECTS DATE SECURITY CAN BE REDEEMED AT HOLDER'S OPTION; THE STATED
MATURITY IS 10/15/2012.

(D)  PARTIALLY HELD BY A BROKER AS COLLATERAL FOR OPEN FINANCIAL FUTURES
POSITIONS.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF FINANCIAL FUTURES

January 31, 2002 (Unaudited)

                                                                   Market Value                                       Unrealized
                                                                     Covered by                                    (Depreciation)
                                               Contracts          Contracts ($)              Expiration          at 1/31/2002 ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL FUTURES SHORT

U.S. Treasury 2 Year Notes                             4            837,500                  March 2002                     (875)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        The Fund

STATEMENT OF ASSETS AND LIABILITIES

January 31, 2002 (Unaudited)

                                                                Cost       Value

--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  44,291,017  44,347,056

Cash                                                                  2,681,743

Interest receivable                                                     374,523

Receivable for futures variation margin--Note 4                           1,687

Prepaid expenses                                                         20,287

                                                                      47,425,296

--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                               758

Payable for investment securities purchased                           3,982,819

Accrued expenses                                                         20,920

                                                                       4,004,497

--------------------------------------------------------------------------------

NET ASSETS ($)                                                       43,420,799
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      43,387,231

Accumulated distributions in excess of investment income--net           (18,401)

Accumulated net realized gain (loss) on investments                      (3,195)

Accumulated net unrealized appreciation (depreciation)
  on investments [including ($875) net unrealized
  (depreciation) on financial futures]                                   55,164
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       43,420,799
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(500 million shares of $.001 par value Common Stock authorized)      21,601,849

NET ASSET VALUE, offering and redemption price per share ($)               2.01

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

From November 15, 2001 (commencement of operations)

to January 31, 2002 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                         82,220

EXPENSES:

Management fee--Note 3(a)                                               12,059

Auditing fees                                                            6,667

Directors' fees and expenses--Note 3(c)                                  6,194

Shareholder servicing costs--Note 3(b)                                   6,192

Registration fees                                                        4,625

Prospectus and shareholders' reports                                     2,333

Legal fees                                                               2,000

Custodian fees--Note 3(b)                                                   90

Miscellaneous                                                              370

TOTAL EXPENSES                                                          40,530

Less--expense reimbursement from The Dreyfus Corporation

  due to undertaking--Note 3(a)                                        (21,981)

NET EXPENSES                                                            18,549

INVESTMENT INCOME--NET                                                  63,671
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                                  5,442

Net realized gain (loss) on financial futures                           (8,637)

NET REALIZED GAIN (LOSS)                                                (3,195)

Net unrealized appreciation (depreciation) on investments
  [including ($875) net unrealized (depreciation) on financial futures] 55,164

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                  51,969

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   115,640

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        The Fund

STATEMENT OF CHANGES IN NET ASSETS

From November 15, 2001 (commencement of operations)

to January 31, 2002 (Unaudited)

--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                                                  63,671

Net realized gain (loss) on investments                                 (3,195)

Net unrealized appreciation (depreciation) on investments               55,164

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS        115,640
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                                                 (82,072)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                                       43,342,557

Dividends reinvested                                                    72,045

Cost of shares redeemed                                                (27,371)

INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL STOCK TRANSACTIONS   43,387,231

TOTAL INCREASE (DECREASE) IN NET ASSETS                             43,420,799
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                                                         --

END OF PERIOD                                                       43,420,799
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                                         21,579,617

Shares issued for dividends reinvested                                  35,850

Shares redeemed                                                        (13,618)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING                       21,601,849

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS (Unaudited)

The following table describes the performance for the period from November 15, 2001 (commencement of operations) to January 31, 2002. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                   2.00

Investment Operations:

Investment income--net                                                  .01(a)

Net realized and unrealized gain (loss) on investments                  .01

Total from Investment Operations                                        .02

Distributions:

Dividends from investment income--net                                  (.01)

Net asset value, end of period                                         2.01
--------------------------------------------------------------------------------

TOTAL RETURN (%)                                                       1.19(b)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                 .77(c)

Ratio of net investment income to average net assets                   2.64(c)

Decrease reflected in above expense ratio
  due to undertakings by The Dreyfus Corporation                        .91(c)

Portfolio Turnover Rate                                               27.54(b)
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                43,421

(A)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B)  NOT ANNUALIZED.

(C)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Yield Advantage Fund (the "fund") is a separate non-diversified series of Dreyfus Investment Grade Bond Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering four series, including the fund, which commenced operations on November 15, 2001. The fund's investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital with minimal changes in share price. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. (" Mellon" ), which is a direct subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares which are sold to the public without a sales charge. The fund's fiscal year end is July 31.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding short-term investments, other than U.S. Treasury Bills, financial futures and options) are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio secu-

rities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Financial futures are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Options traded over-the-counter are priced at the mean between the bid prices and the asked prices.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

NOTE 2--Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended January 31, 2002, the fund did not borrow under the line of credit.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .50% of the value of the fund's average daily net assets and is payable monthly. The Manager has undertaken from November 15, 2001 through July 31, 2002 to reduce the management fee and/or assume expenses of the fund so that if fund expenses, excluding taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed an annual rate of .75 of 1% of the value of the fund's average daily net assets, the fund may deduct from the payments to be made to the Manager under the Agreement, or the Manager will bear such excess expense. The expense reimbursement, pursuant to the undertaking, amounted to $21,981 during the period ended January 31, 2002.

(b) Under the Shareholder Services Plan, the fund pays the Distributor at the annual rate of .25 of 1% of the value of the fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended January 31, 2002, the fund was charged $6,030 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended January 31, 2002, the fund was charged $105 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended January 31, 2002, the fund was charged $90 pursuant to the custody agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $45,000 and an attendance fee of $5,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Company's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities and financial futures, during the period ended January 31, 2002, amounted to $39,119,210 and $3,076,216, respectively.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in market value of the contracts at the close of each day' s trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains and losses. When the contracts are closed, the
                                                                      The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

fund recognizes a realized gain or loss. These investments require initial margin deposits with a broker, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at January 31, 2002, are set forth in the Statement of Financial Futures.

At January 31, 2002, accumulated net unrealized appreciation on investments was $56,039, consisting of $102,188 gross unrealized appreciation and $46,149 gross unrealized depreciation.

At January 31, 2002, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                        For More Information

                        Dreyfus Yield Advantage Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2002 Dreyfus Service Corporation                                  056SA0102